May 21, 2008 May 21, 2008 2008 Annual Shareholder Meeting 2008 Annual Shareholder Meeting Exhibit 99.1

Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,” “indicate,” “anticipate,”
“believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the
“Company”
or
“AirTran”).
Such statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the
Company’s hub or focus airports; weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the
Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the
section entitled “Risk Factors”
in the Company’s Annual Report on Form 10-K/A for the period ended
December 31, 2007, which is available at www.sec.gov and at www.AirTran.com.
Safe Harbor

Youngest all-Boeing fleet in America
—
141 Airplanes – 87 717s / 54 737s
58 cities served
—
Announced 3 new cities in 2008
Burlington, VT
San Antonio, TX
San Juan, PR
Consistent record of profitability
—
One of two consistently profitable airlines
AirTran Airways Today

Impressive growth and diversification
—
Delivery of 10 new aircraft
—
Launched over 30 new nonstop routes
—
Capacity +19%
—
RPMs +25%
—
23.8 million passengers, +19%
—
Unit revenue +2%
—
Created over 900 new jobs
—
Record load factor of 76.2%
Secured financing for all 2008 aircraft deliveries
AirTran Airways 2007 Highlights

5
AirTran Has A Unique Product
Business Class on every flight
—
Only major U.S. airline with Business Class
on every flight
Assigned seating
Over 150 channels of free digital XM Radio
Oversized luggage bins
Friendly Crew Members
Broad distribution
—
AirTran.com
—
Reservations
—
Travel agencies

6

7
8
9
10
11
(cents)
While legacy costs are down, gap remains large
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 695 Miles for the Full Year 2007
AirTran Has Very Low Costs

AirTran Combines Low Cost And High Quality
* The “Airline Quality Rating” mark is used with permission of founding authors of the Airline Quality Rating:
Dr. Dean E. Headley and Dr. Brent D. Bowen at www.AQR.aero.

AirTran
JetBlue
Southwest
Northwest
Frontier
Continental
Alaska
United
American
Delta
Notes: (1) Source: Wichita State University / University of Nebraska, Omaha.
(2) Based on DOT reports for on-time performance, denied boardings, mishandled baggage, and customer complaints
(3) AirTran not ranked prior to 2003
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
AirTran Recognized As #1 For Quality In Industry
Airline Quality Rating for Major Carriers
2005 2004 2003 2006 2007
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA
JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA

0 100 200 300 400 500 600 700 800 900 1,000
AAI - Atlanta (2000)
UAUA - San Francisco
LCC - Philadelphia
JBLU - New York
LUV - Baltimore
LUV - Phoenix
LCC - Phoenix
AMR - Miami
AMR - Chicago
LUV - Chicago
UAUA - Denver
LCC - Charlotte
LUV - Las Vegas
CAL - Newark
NWA - Detroit
AAI - Atlanta (2008)
NWA - Minneapolis
UAUA - Chicago
CAL - Houston
AMR - Dallas
DAL - Atlanta
Mainline Departures Regional Departures
266 departures in June 2008
Atlanta Is The World’s Largest LCC Hub

Portland Portland
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Ft. Lauderdale Ft. Lauderdale
San Juan San Juan
Houston Houston
Las Vegas Las Vegas
Denver Denver
San Francisco San Francisco
Successful Diversification – AirTran Route Network
Cities: 58
Routes:  136
Minneapolis Minneapolis
Burlington Burlington
San Antonio San Antonio
Charlotte Charlotte
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Newport News Newport News
Washington, D.C. (IAD) Washington, D.C. (IAD)
Washington, D.C. (DCA) Washington, D.C. (DCA)
Baltimore Baltimore
Philadelphia Philadelphia
Newark Newark
New York City (LGA) New York City (LGA)
White Plains White Plains
Newburgh Newburgh
Rochester Rochester
Buffalo Buffalo
Richmond Richmond
Dayton Dayton
Pittsburgh Pittsburgh
Akron/ Akron/
Canton Canton
Detroit Detroit
Flint Flint
Chicago Chicago
Milwaukee Milwaukee
Moline Moline
Bloomington Bloomington
Indianapolis Indianapolis
St Louis St Louis
Kansas City Kansas City
Wichita Wichita
Memphis Memphis
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Charleston Charleston
Savannah Savannah
Jacksonville Jacksonville
Pensacola Pensacola
Daytona Beach Daytona Beach
Orlando Orlando
Tampa Tampa
Ft. Myers Ft. Myers
Sarasota Sarasota
West Palm Beach West Palm Beach
Miami Miami
Atlanta Atlanta
Los Angeles Los Angeles
San Diego San Diego
Phoenix Phoenix
Seattle Seattle
Summer 2008

Orlando Orlando
Atlanta Atlanta
55
31
Baltimore Baltimore
Tampa Tampa
17
9
Newport News Newport News
5
Akron / Akron /
Canton Canton
5
Boston Boston
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
Chicago Chicago
7
5
7
5
Las Vegas Las Vegas
Rochester Rochester
5
6
Ft. Myers Ft. Myers
Summer 2008
12
Milwaukee Milwaukee
5
New York City (LGA) New York City (LGA)
5
Network Scope Improves Cost And Revenue

12 Rising fuel prices Excess industry capacity Weak economy Airlines Face Tremendous Challenges In 2008

24.53
18.43
22.12
20.61
14.42
19.34
30.38
25.98
26.18
31.08
66.05
72.34
125.00
56.64
41.51
21.54
17.20
20.58
18.43
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
100
105
110
115
120
125
1990 91 92 93 94 95 96 97 98 99 2000 01 02 03 04 05 06 07 Today
*West Texas Intermediate Crude Oil
Sources:  Air Transport Association, Energy Information Administration, PIRA Energy Group, Deutsche Bank
(Cost per Barrel)
Oil Increased From $70 To $125/bbl In The Last 9 Months
Refinery margins have
increased from $5 in 2000 to
more than $25 in 2008

0
20
40
60
80
100
120
2003 2004 2005 2006 2007 2008E
WTI Crude Oil
(Cost per Barrel)
Oil Is Once Again Dramatically Changing Our Business
21% of
Expenses
25%
32%
36%
37%
Crude Oil traded at $86.34 as recently as 02/07/08
$804
$675
$463
$251
$179
$1,309
Fuel
Expense
47%

15 Reducing growth Cutting costs Raising cash Capping fuel exposure Raising revenues AirTran’s Five Point Success Strategy

148
105
127
137
141 141
0
40
80
120
160
200
2005 2006 2007 2008 2009 2010
(Aircraft)
ASM
Growth
28%
24%
20%
8%
0%
5%
717s 737s
Previous Plan:       147                161                 175
Currently 141 Aircraft:  87 717s / 54 737s
AirTran’s Fleet Plan Has Tremendous Flexibility

5.75
6.00
6.25
6.50
6.75
7.00
7.25
2001 2002 2003 2004 2005 2006 2007 2008E
* Excludes non-recurring special items
(cents)
AirTran’s Non-Fuel Unit Cost Trend
Projecting A 7
th
Consecutive Year Of Cost Reductions

Note: (1) As of March 31, 2008; Includes cash equivalents and short term investments
(2) Concurrent $79MM common equity and $75MM convertible notes offering; Excludes approximately $19MM of escrowed interest and fees
(3) Excludes proceeds from asset sales
Cash as a %
of Revenue Cash
20% $493 Pro Forma Unrestricted Cash Balance
(3)
6% $135 Net Proceeds from Equity Offering
(2)
14% $358 Unrestricted Cash Balance
(1)
AirTran Cash Profile
($MM)
Significant Increase In Liquidity

Fuel conservation program
—
Single engine taxi
—
Reduced APU usage
Reducing non-aircraft capital expenditures
—
Non-aircraft capex to be reduced from $25-30MM to $12-18MM
Reducing operating costs
—
Expect continued reduction in non-fuel operating unit costs
Down 1%-1.5% YOY in Q208 and 2.5%-3% YOY in Q308
Recasting Business In High Fuel Cost Environment

40%
51%
55%
47%
21%
0%
10%
20%
30%
40%
50%
60%
Q108 Q208 Q308 Q408 2009
(Percent Hedged)
AirTran Has Increased Its Fuel Hedge
$3.25 to
$3.30
$3.25 to
$3.30
$3.20 to
$3.25
$3.15 to
$3.20
$2.89/gal
Future Hedge Value at $120
Crude Oil is $73 million

AirTran has raised ticket prices
—
5 fare increases this year
—
Fuel surcharge implemented in November 2007 and increased to $15 one-way
Ancillary fees have also increased
—
Seat assignment fees
—
Change / cancel fees
—
Call center fees
—
Second bag fee
—
Purchase exchange transfer credits
Industry Focused On Increasing Revenues

(000s)
Ancillary Revenue
69%
54%
45%
43%
23%
$-
$50
$100
$150
$200
$250
$300
2004 2005 2006 2007 2008E
AirTran’s Ancillary Revenue Continues To Surge
12%
20%
30%
39%
13%
$-
$500
$1,000
$1,500
$2,000
$2,500
2004 2005 2006 2007 2008E
Passenger Revenue
(000s)

Consolidation
—
Delta / Northwest announced merger
—
United / US Airways in discussions
—
Redundant capacity will be cut
Potential opportunities for AirTran
—
Atlanta gates
—
Washington, DC (DCA) and New York (LGA) slots
Oil and weak economy will force capacity reductions
—
Multiple legacy carriers have announced large cuts in capacity
—
Southwest has slowed growth
—
AirTran has reduced planned growth from 10% to flat
Industry Capacity Will Shrink By Late 2008

Salt Salt Lake Lake City City - - DAL DAL
Las Las Vegas Vegas - - LCC LCC
Legacy Hub Redundancies
Significant Redundant Legacy Capacity
San San Francisco Francisco - - UAUA UAUA
Los Los Angeles Angeles - - UAUA UAUA
Chicago Chicago - - AMR AMR
Denver Denver - - UAUA UAUA
Detroit Detroit - - NWA NWA
Chicago Chicago - - UAUA UAUA
Indianapolis Indianapolis - - NWA NWA
St. St. Louis Louis - - AMR AMR
Houston Houston - - CAL CAL
Dallas Dallas - - AMR AMR
Atlanta Atlanta - - DAL DAL
Newark Newark - - CAL CAL
Memphis Memphis - - NWA NWA
Atlanta Atlanta - - AAI AAI
Orlando Orlando - - AAI AAI
Phoenix Phoenix - - LCC LCC
Minneapolis Minneapolis - - NWA NWA
Cincinnati Cincinnati - - DAL DAL
Milwaukee Milwaukee - - NWA NWA
Miami Miami - - AMR AMR
Philadelphia Philadelphia - - LCC LCC
NYC NYC (JFK) (JFK) - - DAL DAL
Washington, Washington, DC DC (IAD) (IAD) - - UAUA UAUA
Cleveland Cleveland - - CAL CAL
Baltimore Baltimore - - AAI AAI
Charlotte Charlotte - - LCC LCC

2000 1999
•
Under new
management AirTran
restores profitability
in 1999
•
Emerged stronger from
9/11 by lowering costs and
capitalizing on legacy
domestic retrenching
•
Increased cash balance to
$100MM from low of $10MM
in 1999
•
Successfully recapitalized
the Company with $230MM
in debt maturities due 2Q01
•
Transformed business to become
highly regarded low-cost airline
•
Expanded network into Baltimore
and Florida
•
Remained profitable post 9/11
•
Continued to lower non-fuel unit costs to the
best in industry
•
Continued to increase revenues
•
Capitalized on continued legacy domestic
restructuring and expanded network into the
West
•
Proactive response to increase in fuel from $75 to
$120 per barrel – First to do so
•
Focused on reducing capacity growth, increasing
unit revenues and continuing to lower non-fuel
costs
•
Low costs will allow us to further capitalize on
capacity reductions
2002 2004 2006 2001 2003 2005 2007 2008
•
Completed re-fleeting to
all 717 fleet
•
Negotiated 737 deal at
market bottom
Proactive Record In Overcoming Industry Challenges

AirTran is a unique airline
—
High quality product and extremely low costs
—
Solid foundation and resourceful mindset
Current oil prices will dramatically change the
airline industry
—
Domestic airline capacity will shrink
—
Fares will rise as capacity is removed
Recasting our company to be successful in the
current environment
—
Rationalizing growth, maintaining flexibility
—
Able to capitalize on opportunities
Summary